Offerings - Offering: 1	Feb. 19, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Junior Subordinated Notes
Amount Registered | shares	809,700,000
Maximum Aggregate Offering Price	$ 809,700,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 111,819.57
Offering Note	Pound 600,000,000 5.7427% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056. The amount to be registered and the proposed maximum aggregate offering price for the Pound 600,000,000 5.7427% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056 is based on the pound/U.S. dollar exchange rate as of 4:00 PM (New York City time) on February 18, 2026 of Pound 1 = $1.3495 as published by Bloomberg on its website https://www.bloomberg.com/quote/GBPUSD:CUR.